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                                  EXHIBIT 10(a)

                  1996 INCENTIVE STOCK OPTION PLAN, AS AMENDED

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                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.

                        1996 INCENTIVE STOCK OPTION PLAN

SECTION 1. ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

     1.1 ESTABLISHMENT. Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (together with any successor thereto, the "Corporation"), hereby establishes the "MERCHANTS AND MANUFACTURERS BANCORPORATION, INC. 1996 INCENTIVE STOCK OPTION PLAN" (the "Plan") for Key Employees of the Corporation and its Subsidiaries. The Plan permits the grant of Stock Options to such employees.

     1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Corporation and its Subsidiaries by encouraging and providing for the acquisition of an equity interest in the success of the Corporation by Key Employees and by enabling the Corporation and its Subsidiaries to attract and retain the services of Key Employees upon whose judgment, interest, skills, and special effort the successful conduct of their operations is largely dependent.

     1.3 EFFECTIVE DATE. The Plan shall become effective on April 25, 1996, subject, however, to the approval of the Plan by the shareholders of the Corporation at the next annual meeting of shareholders within twelve months following the date of adoption of the Plan by the Board.

SECTION 2. DEFINITIONS; CONSTRUCTION

     2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a) "Board" means the Board of Directors of the Corporation.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Commission" means the United States Securities and Exchange Commission or any successor agency.

          (d) "Committee" means the committee of the Board, as specified in
     Section 3, appointed by the Board to administer the Plan, which shall consist of not less than three Directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

          (e) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.



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          (g) "Fair Market Value" means the fair market value of the Stock determined by such methods or procedures as shall be established from time to time by the Committee after giving due consideration to recent sales of Stock; provided, however, that the Fair Market Value shall not be less than the par value of the Stock; and provided further, that so long as the Stock is traded on a public market, Fair Market Value means the average of the high and low prices of a share of Stock in the over-the-counter market on the specified date, as reported by NASDAQ (or if no sales occurred on such date, the last preceding date on which sales occurred).

          (h) "Key Employee" means any officer or other key employee of the Corporation or of any Subsidiary who is responsible for or contributes to the management, growth or profitability of the business of the Corporation or any Subsidiary as determined by the Committee.

          (i) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option will be an "incentive stock option" within the meaning of Section 422 of the Code.

          (j) "Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option granted under the Plan.

          (k) "Participant" means any Key Employee designated by the Committee to participate in the Plan.

          (l) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission under the Exchange Act or any successor rule or regulations thereto.

          (m) "Stock" means the Common Stock of the Corporation, $1.00 par value per share.

          (n) "Subsidiary" means any present or future subsidiary of the Corporation, as defined in Section 424(f) of the Code.

     2.2 NUMBER. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ADMINISTRATION

     The Plan shall be administered by the Stock Option Committee of the Board or by any other committee appointed by the Board consisting of not less than three (3) Directors. The Committee shall be comprised solely of Directors, each of whom is a disinterested person within the meaning of Rule 16b-3.

     Subject to the terms of the Plan and applicable law, the Committee shall have full power and





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authority to: (i) designate Participants; (ii) determine the number of shares to be covered by Options granted to Participants; (iii) determine the terms and conditions of any Option granted to a Participant; (iv) determine whether, to what extent and under what circumstances options granted to Participants may be cancelled, forfeited, or suspended; (v) interpret and administer the Plan and any instrument or agreement relating to, or Option made under, the Plan (including, without limitation, any Option Agreement); (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;, and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons, including the Corporation, any Subsidiary, any Participant, any holder or beneficiary of any Option, any shareholder, and any employee of the Corporation or of any Subsidiary.

SECTION 4. ELIGIBILITY AND PARTICIPATION

     Participants in the Plan shall consist of those individuals selected by the Committee from among those Key Employees, including any executive officer or employee of the Corporation or of any Subsidiary, who, in the opinion of the Committee, are in a position to contribute materially to the Corporation's continued growth and development and to its long-term financial success.

SECTION 5. STOCK SUBJECT TO PLAN

          5.1 NUMBER. Subject to adjustment as provided in Section 5.3, the total number of shares of Stock with respect to which options may be granted pursuant to the Plan shall be 13,500. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

          5.2 UNUSED STOCK. If, after the effective date of the Plan, any shares of Stock covered by an Option granted under the Plan, or to which any Option relates, are forfeited or if an Option otherwise terminates, expires or is cancelled prior to the delivery of all of the shares of Stock issuable pursuant to such Option, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such Option, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Options under the Plan.

          5.3 ADJUSTMENTS IN CAPITALIZATION. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of stock or other securities of the Corporation, issuance of warrants or other rights to purchase stock or other securities of the Corporation, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to




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     prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Stock subject to the Plan and which thereafter may be made the subject of Options under the Plan; (ii) the number and type of shares of Stock subject to outstanding Options; and (iii) the exercise price with respect to any Option; provided, however, in each case, that with respect to Options that are incentive stock options, no such adjustment shall be authorized to the extent that such authority would cause such Options to cease to be treated as incentive stock options. Any such adjustment shall always be rounded to the nearest whole number of shares of Stock.

SECTION 6. TERM OF THE PLAN

     No Option shall be granted under the Plan after April 24, 2006. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend alter, adjust, suspend, discontinue or terminate any such Option or to waive any conditions or restrictions with respect to any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

SECTION 7. STOCK OPTIONS

     7.1 GRANT OF OPTIONS TO KEY EMPLOYEES. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants who are Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each such Participant. All Options are to be incentive stock options within the meaning of Section 422 of the Code. In no event shall the Fair Market Value (determined at the date of grant) of Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year exceed $100,000.

     7.2 OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement that shall specify the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Committee shall determine.

     7.3 OPTION PRICE. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted, provided, however, that in the case of an Option that is an incentive stock option granted to any person then owning more than ten percent (10%) of the outstanding stock of the Corporation (within the meaning of Section 422(b)(6) of the Code), the Option price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on such date.

     7.4 DURATION OF OPTION. Each Option shall expire at such time as the Committee shall determine at the time it is granted, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.



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     7.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms need not be the same for all Participants. In no event shall any Option granted to a person then owning more than 10% of the Corporation's outstanding stock be exercisable after the expiration of five (5) years from the date of the grant thereof, nor shall any other Option granted hereunder be exercisable after the expiration of ten
(10) years from the date of the grant thereof.

     7.6 PAYMENT. The Committee also shall determine the method or methods by which, and the form or forms by which payment of the exercise price with respect to an Option may be made or deemed to have been made.

     7.7 INCENTIVE-STOCK OPTIONS. The terms of incentive stock options granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

     7.8 RESTRICTIONS ON STOCK TRANSFERABILITY. Subject to the terms of Sections 8 and 9, the Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable including, without limitation, restrictions imposed by or in order to comply with registration exemptions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

SECTION 8. ADDITIONAL TRANSFER RESTRICTIONS

     No Participant may sell or otherwise dispose of Stock acquired upon the exercise of an Option before the later of the expiration of the two-year period beginning on the date of the grant of the Option or the expiration of the one-year period beginning on the date of the transfer of such shares.

SECTION 9. RIGHTS OF FIRST REFUSAL

     9.1 GENERALLY. In addition to the transfer restrictions provided in Sections 7 and 8, no Participant or personal representative of a deceased Participant who holds Stock acquired under the Plan pursuant to the exercise of an Option or any stock issued as a stock dividend thereon or any securities issued in lieu thereof or in substitution or exchange thereof (together referred to herein as "Securities") shall sell or otherwise dispose of the Securities without first offering the Securities to the Corporation in writing for the consideration and under the terms of payment to apply to the third-party transfer. The written offer to the Corporation shall contain all of the information relating to the proposed disposition, including but not limited to the name and address of the proposed purchaser, the number of shares of Stock to be transferred and the terms of the transfer.

     9.2 RESPONSE TO OFFER. Upon receipt by the Corporation of any such offer, the Corporation shall have the right for a period of thirty (30) days after such receipt to purchase such securities or place them with other stockholders of the Corporation on the terms and at the price





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stated in such offer. If the Corporation shall fail to exercise such rights within thirty (30) days after its receipt of such offer of sale, the offeror may, within sixty (60) days after the date of delivery of such offer to the Corporation, sell the Securities to the proposed purchaser upon the same terms and price for which they were offered to the Corporation, and after such sale such Securities shall be free of the restrictions of this Section 9.

     9.3 LEGEND ON CERTIFICATES. Certificates for all Securities shall be endorsed with a legend referring to the restrictions on transfer set forth in Sections 8 and 9.

     9.4 EXCEPTIONS. The provisions of this Section 9 shall not apply to a gift or bequest of Securities, or disposition of the same pursuant to the laws of intestate succession, provided, however, that any person who acquires any Securities by gift, bequest or intestate succession shall be subject to the provisions of this Section 9 to the same extent as though such person were a Participant who acquired such Securities under the Plan.

     9.5 WAIVER. The provisions of this Section 9 may be waived in whole or in part in any particular case or cases by the Committee or may be terminated at any time by the Committee, whenever it may determine that no substantial benefit to the Corporation is afforded by such provisions.

SECTION 10. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any Option under the Plan may be exercised in case of the Participant's death before he or she exercises the entire Option. Each designation will revoke all prior designations with respect to the options identified therein, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, Options remaining unexercised at the Participant's death may be exercised by the personal representative of the Participant.

SECTION 11. RIGHTS OF PARTICIPANTS

     Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or any Subsidiary to terminate any Participant's employment at any time nor confer upon any Participant any right to continue in the employ of the Corporation or any Subsidiary.

SECTION 12. AMENDMENT, MODIFICATIONS AND TERMINATION OF PLAN

     12.1 GENERALLY. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that, notwithstanding any other provision of the Plan or any Option Agreement, no such action of the Board, without approval of the shareholders, may:

          (a) Increase the total amount of Stock which may be issued under the Plan, except



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     as provided in Sections 5.1 and 5.3 of the Plan;

          (b) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

          (c) Change the class of individuals eligible to receive options.

     No amendment, modification or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan, without the consent of the Participant.

SECTION 13. TAX WITHHOLDING

     No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Option under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations.

SECTION 14.  GENERAL

     14.1 RULE 16B-3 SIX-MONTH LIMITATIONS. Notwithstanding any other provision of the Plan, to the extent required in order to comply with Rule 16b-3, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability of the holder thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

     14.2 NO CONSIDERATION FOR OPTIONS. Options shall be granted to Participants for no cash consideration unless otherwise determined by the Committee.

     14.3 LIMITS ON TRANSFER OF OPTIONS. No Option, and no right under any such Option, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant may designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Option as provided in Section 10 hereof. Each Option, and each right under any Option, shall be exercisable during the lifetime of the Participant only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative. No Option, and no right under any such Option, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and




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unenforceable against the Corporation or any Subsidiary.

SECTION 15. LEGAL CONSTRUCTION

     15.1 REQUIREMENTS OF LAW. The granting of Options under the Plan and the issuance of shares of Stock in connection with an Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.2 GOVERNING LAW. The Plan, and all Option Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.

     15.3 SEVERABILITY. If any provision of the Plan or any Option Agreement or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Option, or would disqualify the Plan, any Option Agreement or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Option Agreement or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan, any such Option Agreement and any such Option shall remain in full force and effect.



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RESOLVED, that amended Subsection 5.1 of Section 5 of Merchants and
Manufacturers Bancorporation, Inc.'s 1996 Incentive Stock Option Plan shall be, and it hereby is amended by striking out the first sentence reading as follows:

     "Subject to adjustment as provided in Section 5.3, the total number of shares of stock with respect to which options may be granted pursuant to the Plan shall be 60,000."

and inserting in lieu thereof the following:

     "Subject to adjustment as provided in Section 5.3, the total number of shares of stock with respect to which options may be granted pursuant to the Plan shall be 210,000."


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